                                                              Execution Copy

               CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT


          This Contribution, Conveyance and Assumption Agreement, dated as of November 19, 1997, is entered into by and among U.S. TIMBERLANDS COMPANY, L.P., a Delaware limited partnership (the "Partnership"), U.S. TIMBERLANDS MANAGEMENT
                                     -----------
COMPANY, L.L.C., a Delaware limited liability company (formerly known as U.S. Timberlands Services Company, L.L.C.) ("Old Services"), U.S. TIMBERLANDS KLAMATH
                                        ------------
FALLS, L.L.C., a Delaware limited liability company (the "Operating Company"),
                                                          -----------------
U.S. TIMBERLANDS HOLDINGS, L.L.C., a Delaware limited liability company ("Holdings"), U.S. TIMBERLANDS SERVICES COMPANY, L.L.C., a Delaware limited
  --------
liability company (formerly known as New Services, L.L.C.) (the "General
                                                                 -------
Partner") and RUDEY TIMBER COMPANY, L.L.C., a Delaware limited liability company ("Rudey Timber").
  ------------

                                   RECITALS

          WHEREAS, Old Services has formed the General Partner contributing $1,000.00 to it in exchange for all of the interest therein;

          WHEREAS, the General Partner, as general partner, and John M. Rudey, as the organizational limited partner, have formed the Partnership pursuant to the Delaware Revised Uniform Limited Partnership Act for the purpose of owning certain member interests in the Operating Company;

          WHEREAS, the General Partner contributed $10.00 to the capital of the Partnership and received a 1% general partner interest therein; and John M. Rudey contributed $990.00 to the capital of the Partnership and received a 99% limited partner interest therein;

          WHEREAS, U.S. Timberlands Finance Corp. ("Finance Corp."), a Delaware
                                                    -------------
corporation, was formed on August 20, 1997 and on August 26, 1997, the Partnership contributed $1,000.00 to it in exchange for 1,000 shares of common stock, par value $.01 per share, of Finance Corp. and on October 17, 1997, all such shares were contributed by the Partnership to the Operating Company;


          WHEREAS, Old Services has agreed to contribute to the General Partner all of its assets in exchange for an additional interest in the General Partner and the assumption by the General Partner of substantially all of the liabilities of Old Services as described herein;

          WHEREAS, concurrently with the consummation of the transactions contemplated hereby, the Operating Company will assume $130 million of indebtedness of Holdings, together with all accrued interest and its obligation to pay the guarantee fee to Weyerhaeuser Company pursuant to that certain Indemnity and Operations Agreement dated as of August 30, 1996, between Holdings, Rudey Timber, John M. Rudey and Weyerhaeuser Company, as amended (the "Guarantee Fee");
 -------------


          WHEREAS, the General Partner has agreed to contribute its timber operations to the Operating Company in exchange for an interest in the Operating Company and the assumption by the Operating Company of substantially all of the liabilities of the General Partner as described herein;


          WHEREAS, Rudey Timber has agreed to contribute all of its member interest in the Operating Company to Holdings in exchange for an additional member interest in Holdings;


          WHEREAS, pursuant to the Amended and Restated Agreement of Limited Partnership of the Partnership (the "Partnership Agreement"), the General
                                     ---------------------
Partner has agreed to
contribute to the Partnership, as a capital contribution thereto, all but 1.0101% of its member interest in the Operating Company (the "Operating Company
                                                              -----------------
LLC Interest") in exchange for (i) the continuation of its general partner
------------
interest in the Partnership, (ii) the right to receive Incentive Distributions (as defined in the Partnership Agreement) and (iii) Subordinated Units;


          WHEREAS, pursuant to the Partnership Agreement, Holdings has agreed to contribute to the Partnership, as a capital contribution thereto, all of its member interests in the Operating Company in exchange for Subordinated
Units;

          NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the parties to this Agreement undertake and agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

          The following capitalized terms shall have the meanings given below.

          "Agreement" means this Contribution, Conveyance and Assumption
           ---------
Agreement.


          "Effective Time" means 9:00 a.m. Eastern Standard Time on November 19,
           --------------
1997.


          "Employee Benefits" means sole sponsorship of all employee benefit
           -----------------
plans and compensation programs of Old Services, including without limitation, the 401(k) savings plan, the health insurance plan and the medical savings plan and all trusts, insurance contracts or other funding instruments for such plans and programs.

          "Excluded General Partner Assets" means those assets of the General
           -------------------------------
Partner described on Schedule I hereto.

"Excluded Liabilities" means all of the liabilities described on
 --------------------
Schedule II hereto.

          "Excluded Old Services Assets" means cash in the amount of $1 Million.
           ----------------------------


          "Excluded Old Services Liabilities" means all of the liabilities
           ---------------------------------
described on Schedule III hereto.

          "Existing Indebtedness" means the bank indebtedness of Holdings in the
           ---------------------
principal amount of $130,000,000, together with accrued interest thereon and the Guarantee Fee.

          "General Partner" has the meaning assigned to such term in the
           ---------------
Recitals to this Agreement.


          "General Partner Assets" means all assets owned, leased or held by the
           ----------------------
General Partner, as of the Effective Time, of every kind, character and description, whether tangible or intangible, whether real, personal or mixed, whether accrued or contingent, and wherever located, including without limitation:

          (a) all timber sale agreements, site preparation contracts, forestry contracts, log sales agreements, stumpage sale agreements, logging contracts, seedling production and supply contracts, grazing leases and equipment leases;

          (b) all motor vehicles, trailers, snowmobiles, tractors, forklifts and forestry machinery and equipment;

          (c) all inventory, including nursery and seed inventory and crops;

          (d) all trade names, trade marks, service marks, logos, marks and symbols of any kind;

          (e) every customer relationship, employee relationship, supplier relationship and other relationship of any kind;


          (f) all books, records, papers, files and instruments of whatever nature and wherever located, including, without limitation, accounting and financial records, documentation related to the General Partner Assets, customer correspondence, sales records, credit reports and other data relating to the General Partner Assets;

          (g) all licenses, permits and authorizations of every kind;


          (h) any and all rights, claims and causes of action that the General Partner may have under warranties, insurance policies or otherwise against any person or property, whether known or unknown, accrued or contingent, and whether or not reflected on the books and records of the General Partner as of the Effective Time, insofar as any of the same relate to the General Partner Assets prior to the Effective Time and such rights, claims or causes of action representing reimbursement or recovery of amounts actually paid by the Partnership or the Operating Company after the Effective Time;


          (i) any and all monies, rents, revenues, accounts receivable or other proceeds receivable or owning to the General Partner;


          (j) all deposits, prepayments and prepaid expenses;


          (k)  all unbilled receivables; and


          (l) every other proprietary right of any kind;

excluding all Excluded General Partner Assets.

          "General Partner Assumed Liabilities" means all of the General
           -----------------------------------
Partner's liabilities arising from or relating to the General Partner Assets, as of the Effective Time, of every kind, character and description, whether matured or unmatured, known or unknown, accrued or contingent, liquidated or unliquidated, and whether or not reflected on the books and records of the General Partner as of the Effective Time, excluding, however, any of such liabilities that constitute Excluded Liabilities.

          "Guarantee Fee" has the meaning assigned to such term in the recitals
           -------------
to this Agreement.

          "Holdings" has the meaning assigned to such term in the opening
           --------
paragraph of this Agreement.

          "Old Services" has the meaning assigned to such term in the opening
           ------------
paragraph of this Agreement.

          "Old Services Assets" shall mean all assets owned, leased or held by
           -------------------
Old Services, as of the Effective Time of every kind, character and description, whether tangible or intangible, whether real, personal or mixed, whether accrued or contingent, and wherever located, including without limitation all right, title and interest of Old Services in and to:

          (a) all timber sale agreements, site preparation contracts, forestry contracts, log sales agreements, stumpage sale agreements, logging contracts, seedling production and supply contracts, grazing leases and equipment leases;

          (b) all motor vehicles, trailers, snowmobiles, tractors, forklifts and forestry machinery and equipment;

          (c) all inventory, including nursery and seed inventory and crops;

          (d) all computers, monitors, copiers, printers, fax machines, typewriters, computer software, furniture and other office equipment and machinery;

          (e) all trade names, trade marks, service marks, logos, marks and symbols of any kind;

          (f) every customer relationship, employee relationship, supplier relationship and other relationship of any kind;


          (g) all books, records, papers, files and instruments of whatever nature and wherever located, including, without limitation, accounting and financial records, documentation related to the Old Services Assets, customer correspondence, sales records, credit reports and other data relating to the Old Services Assets;

          (h) all licenses, permits and authorizations of every kind;

          (i) every other proprietary right of any kind;


          (j)  the Employee Benefits;


          (k) any and all rights, claims and causes of action that Old Services may have under warranties, insurance policies or otherwise against any person or property, whether known or unknown, accrued or contingent, and whether or not reflected on the books and records of Old Services as of the Effective Time, insofar as any of the same relate to the Old Services Assets prior to the Effective Time and such rights, claims or causes of action representing reimbursement or recovery of amounts actually paid by the Partnership or the Operating Company after the Effective Time;


          (l) any and all monies, rents, revenues, accounts receivable or other proceeds receivable or owing to Old Services;

          (m) all deposits, prepayments and prepaid expenses; and


          (n) all unbilled receivables;

excluding the Excluded Old Services Assets.



          "Old Services Assumed Liabilities" means all of Old Services'
           --------------------------------
liabilities arising from or relating to the Old Services Assets, as of the Effective Time, of every kind, character and description, whether matured or unmatured, known or unknown, accrued or contingent, liquidated or unliquidated, and whether or not reflected on the books and records of Old Services as of the Effective Time, excluding, however, any of such liabilities that constitute Excluded Old Services Liabilities.

          "Operating Company" has the meaning assigned to such term in the
           -----------------
opening paragraph of this Agreement.

          "Operating Company LLC Interest" has the meaning assigned to such term
           ------------------------------
in the Recitals to this Agreement.

          "Partnership" has the meaning assigned to such term in the opening
           -----------
paragraph of this Agreement.

          "Partnership Agreement" has the meaning assigned to such term in the
           ---------------------
Recitals to this Agreement.

          "Restriction" has the meaning assigned to such term in Section 6.5.
           -----------

          "Restriction-Asset" has the meaning assigned to such term in Section
           -----------------
6.5.

          "Rudy Timber" has the meaning assigned to such term in the opening
           -----------
paragraph of this Agreement.

          "Subordinated Units" has the meaning assigned to such term in the
           ------------------
Partnership Agreement.

          "Weyerhaeuser Agreement" means that certain letter agreement dated May
           ----------------------
14, 1997 by and among Weyerhaeuser Company, Holdings, the Operating Company, Old Services, Rudey Timber and John M. Rudey.

                                  ARTICLE II

   CONTRIBUTIONS TO THE GENERAL PARTNER, THE OPERATING COMPANY AND HOLDINGS


     2.1  Contribution of Old Services Assets.  Effective as of the Effective
          -----------------------------------
Time, Old Services hereby grants, contributes, transfers and conveys to the General Partner, its successors and assigns, for its and their own use forever, all right, title and interest in and to the Old Services Assets in exchange for
(i) additional member interests in the General Partner and (ii) other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and the General Partner hereby accepts the Old Services Assets, as a contribution to the capital of the General Partner.

          TO HAVE AND TO HOLD the Old Services Assets unto the General Partner, its successors and assigns, together with all and singular the rights and appurtenances thereto, subject, however, to the terms and conditions stated in this Agreement, forever.

     2.2  Contribution of General Partner Assets.  Effective as of the Effective
          --------------------------------------
Time, the General Partner hereby grants, contributes, transfers and conveys to the Operating Company, its successors and assigns, for its and their own use forever, all right, title and interest of the General Partner in and to the General Partner Assets in exchange for (i) member interests in the Operating Company and (ii) other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and the Operating Company accepts the General Partner Assets as a contribution to the capital of the Operating Company.

          TO HAVE AND TO HOLD the General Partner Assets unto the Operating Company, its successors and assigns, together with all and singular the rights and appurtenances thereto, subject, however, to the terms and conditions stated in this Agreement, forever.


     2.3  Contribution of Rudey Timber.  Effective as of the Effective Time,
          ----------------------------
Rudey Timber hereby grants, contributes, transfers and conveys to Holdings, its successors and assigns, for its and their own use forever, all right, title and interest of Rudey Timber in and to its member interest in the Operating Company in exchange for an additional member interest in Holdings, the receipt and sufficiency of which are hereby acknowledged and Holdings accepts the member interest in the Operating Company as a contribution to the capital of Holdings.

          TO HAVE AND TO HOLD the member interest in the Operating Company unto Holdings, its successors and assigns, together with all and singular the rights and appurtenances thereto, subject, however, to the terms and conditions stated in this Agreement, forever.

                                  ARTICLE III

                       CONTRIBUTIONS TO THE PARTNERSHIP


     3.1  General Partner Contribution.   Effective as of the Effective Time,
          ----------------------------
the General Partner hereby grants, contributes, transfers and conveys to the Partnership, its successors and assigns, for its and their own use forever, all right, title and interest of the General Partner in and to the Operating Company LLC Interest in exchange for (i) the continuation of the General Partner's interest in the Partnership, (ii) the right to receive Incentive Distributions (as defined in the Partnership Agreement) and receipt of 1,387,963 Subordinated Units, and (iii) other good and valuable consideration, the sufficiency of which is hereby acknowledged and the Partnership hereby accepts the Operating Company LLC Interest, as a contribution to the capital of the Partnership.

          TO HAVE AND TO HOLD the Operating Company LLC Interest unto the Partnership, its successors and assigns, together with all and singular the rights and appurtenances thereto, subject, however, to the terms and conditions stated in this Agreement, forever.


     3.2  Holdings Contribution.  Effective as of the Effective Time, Holdings
          ---------------------
hereby grants, contributes, transfers and conveys to the Partnership, its successors and assigns, for its and their own use forever, all right, title and interest of Holdings in and to its member interest in the Operating Company in exchange for (i) the receipt of 2,894,157 Subordinated Units and (ii) other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and the Partnership hereby accepts said interest as a contribution to the capital of the Partnership.

     TO HAVE AND TO HOLD the member interest in the Operating Company unto the Partnership, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

                                  ARTICLE IV
                       ASSUMPTION OF CERTAIN LIABILITIES


     4.1  Assumption of Certain Liabilities by the General Partner. In
          --------------------------------------------------------
connection with the contribution and transfer of the Old Services Assets to the General Partner by Old Services, the General Partner hereby assumes and agrees to duly and timely pay, perform and discharge the Old Services Assumed Liabilities, to the full extent that Old Services has been heretofore or would have been in the future, were it not for the execution and delivery of this Agreement, obligated to pay, perform and discharge the Old Services Assumed Liabilities; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Old Services Assumed Liabilities shall not increase the obligation of the General Partner with respect to the Old Services Assumed Liabilities beyond that of Old Services, waive any valid defense that was available to Old Services with respect to the Old Services Assumed Liabilities or enlarge any rights or remedies of any third party under any of the Old Services Assumed Liabilities.



     4.2  Assumption of Certain Liabilities by the Operating Company. In
          ----------------------------------------------------------
connection with the contribution and transfer of the General Partner Assets to the Operating Company by the General Partner, the Operating Company hereby assumes and agrees to duly and timely pay, perform and discharge the General Partner Assumed Liabilities, to the full extent that the General Partner has been heretofore or would have been in the future, were it not for the execution and delivery of this Agreement, obligated to pay, perform and discharge the General Partner Assumed Liabilities; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the General Partner Assumed Liabilities shall not increase the obligation of the Operating Company with respect to the General Partner Assumed Liabilities beyond that of the General Partner, waive any valid defense that was available to General Partner with respect to the General Partner Assumed Liabilities or enlarge any rights or remedies of any third party under any of the General Partner Assumed Liabilities.


     4.3  Assumption of Existing Indebtedness by the Operating Company.
          ------------------------------------------------------------
The Operating Company hereby assumes and agrees to discharge the Existing Indebtedness to the full extent that Holdings has been heretofore or would have been in the future, were it not for the execution and delivery of this Agreement, obligated to pay, perform and discharge the Existing Indebtedness;

provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Existing Indebtedness shall not increase the obligation of the Operating Company with respect to the Existing Indebtedness beyond that of Holdings, waive any valid defense that was available to Holdings with respect to the Existing Indebtedness or enlarge any rights or remedies of any third party under any of the Existing Indebtedness.

                                   ARTICLE V
                                INDEMNIFICATION

     5.1  Indemnification With Respect to the Weyerhaeuser Agreement. The
          ----------------------------------------------------------
Partnership shall indemnify, defend and hold harmless John M. Rudey and Rudey Timber, their respective members, officers and directors and their respective successors and assigns from and against any and all claims, demands, costs, liabilities (including, without limitation, liabilities arising by way of active or passive negligence) and expenses (including court costs and reasonable attorneys' fees) of every kind, character and description, arising from or relating to the Weyerhaeuser Agreement.


     5.2  Indemnification With Respect to Excluded Old Services Liabilities.
          -----------------------------------------------------------------
Old Services shall indemnify, defend and hold harmless the General Partner, its officers and directors and its successors and assigns from and against any and all claims, demands, costs, liabilities (including, without limitation, liabilities arising by way of active or passive negligence) and expenses (including court costs and reasonable attorneys' fees) of every kind, character and description, whether known or unknown, accrued or contingent, and whether or not reflected on the books and records of Old Services as of the Effective Time, arising from or relating to the Excluded Old Services Liabilities.

     5.3  Indemnification With Respect to Excluded Liabilities.  Old Services
          ----------------------------------------------------
and the General Partner shall indemnify, defend and hold harmless the Partnership, the Operating Company, their respective officers and directors and their respective successors and assigns from and against any and all claims, demands, costs, liabilities (including, without limitation, liabilities arising by way of active or passive negligence) and expenses (including court costs and reasonable attorneys' fees) of every kind, character and description, whether known or unknown, accrued or contingent, and whether or not reflected on the books and records of Old Services or the General Partner as of the Effective Time, arising from or relating to (i) the Excluded Liabilities and the Excluded Old Services Liabilities or (ii) any failure of Old Services or the General Partner to comply with any applicable bulk sales law of any jurisdiction in connection with the transfer of the General Partner Assets to the Operating Company.


     5.4  Indemnification With Respect to General Partner Assumed Liabilities.
          -------------------------------------------------------------------
The Operating Company shall indemnify, defend and hold harmless the General Partner and Old Services, and their respective officers, directors, successors and assigns from and against any and all claims, demands, costs, liabilities (including, without limitation, liabilities arising by way of active or passive negligence) and expenses (including court costs and reasonable attorneys' fees) of every kind, character and description, whether known or unknown, accrued or contingent, and whether or not reflected on the books and records of the General Partner as of the Effective Time, arising from or relating to the General Partner Assumed Liabilities.

                                  ARTICLE VI
                                 MISCELLANEOUS

     6.1  Subrogation.  The contribution of the General Partner Assets made
          -----------
under Section 2.2 is made with full rights of substitution and subrogation of the Operating Company, and all persons claiming by, through and under the Operating Company, to the extent assignable, in and to all covenants and warranties by the predecessors-in-title of the General Partner, and with full subrogation of all rights accruing under applicable statutes of limitation and all rights of action of warranty against all former owners of the General Partner Assets.

     6.2  Waiver of Bulk Sales Laws.  Each of the parties hereto hereby
          -------------------------
waives compliance with any applicable bulk sales law or any similar law in any applicable jurisdiction in respect of the transactions contemplated by this Agreement.

     6.3  Further Assurances.  From time to time after the date hereof, and
          ------------------
without any further consideration, Old Services and the General Partner shall each execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (i) more fully to assure the Operating Company, its successors and assigns, all of the properties, rights, titles, interests, estates, remedies, powers and privileges by this Agreement granted to the Operating Company or intended so to be, (ii) more fully and effectively to vest in the Operating Company and its successors and assigns beneficial and record title to the General Partner Assets hereby contributed and assigned to the Operating Company or intended so to be and to put the Operating Company in actual possession and control of the

General Partner Assets and to more fully and effectively carry out the purposes and intent of this Agreement.

     6.4  Power of Attorney.  The General Partner hereby constitutes and
          -----------------
appoints the Operating Company, its successors and assigns, its true and lawful attorney-in-fact with full power of substitution for it and in its name, place and stead or otherwise on behalf of the General Partner, its successors and assigns, and for the benefit of the Operating Company, its successors and assigns, to demand and receive from time to time the General Partner Assets and to execute in the name of the General Partner and its successors and assigns instruments of conveyance, instruments of further assurance and to give receipts and releases in respect of the same, and from time to time to institute and prosecute in the name of the Operating Company or the General Partner for the benefit of the Operating Company, as may be appropriate, any and all proceedings at law, in equity or otherwise which the Operating Company, its successors and assigns may deem proper in order to collect, assert or enforce any claims, rights or titles of any kind in and to the General Partner Assets, and to defend and compromise any and all actions, suits or proceedings in respect of any of the General Partner Assets and to do any and all such acts and things in furtherance of this Agreement as the Operating Company, its successors or assigns shall deem advisable. The General Partner hereby declares that the appointment hereby made and the powers hereby granted are coupled with an interest and are and shall be irrevocable and perpetual and shall not be terminated by any act of the General Partner, its successors or assigns or by operation of law.

     6.5  Consents; Restriction on Assignment.  If there are prohibitions
          -----------------------------------
against or conditions to the conveyance of any assets conveyed herein without the prior written consent of third parties, including, without limitation, governmental agencies (other than consents of a ministerial nature which are normally granted in the ordinary course of business), which if not satisfied would result in a breach of such prohibitions or conditions or would give an outside party the right to terminate the Operating Company's rights with respect to such assets (herein called a "Restriction"), then any provision contained in this Agreement to the contrary notwithstanding, the transfer of title to or interest in each such asset (herein called the "Restriction-Asset") pursuant to this Agreement shall not become effective unless and until such Restriction is satisfied, waived or no longer applies. When and if such a Restriction is so satisfied, waived or no longer applies, to the extent permitted by applicable law and any applicable contractual provisions, the assignment of the Restriction-Asset subject thereto shall become effective automatically as of the Effective Time, without further action on the part of the Operating Company, Old Services or the General Partner. Old Services, the General Partner and the Operating Company agree to use their best efforts to obtain satisfaction of any Restriction on a timely basis. The description of the assets as a "Restriction-Asset" shall not be construed as an admission that any Restriction exists with respect to the transfer of such assets. In the event that any Restriction-Asset exists, Old Services and the General Partner, as the case may be, agree to hold such Restriction-Asset in trust for the exclusive benefit of the Operating Company and to otherwise use its best efforts to provide the Operating Company with the benefits thereof, and Old Services and the General Partner will enter into other agreements, or take such other action as it deems necessary, in order to help ensure that the Operating Company has the assets and concomitant rights necessary to enable it to operate the General Partner Assets contributed to the Operating Company in all material respects as they were operated prior to the Effective Time.

          6.6   Costs.  The Operating Company shall pay all sales, use and
                -----
similar taxes arising out of the contributions, conveyances and deliveries to be made hereunder, and shall pay all documentary, filing, recording, transfer, deed, and conveyance taxes and fees required in connection therewith. In addition, the Operating Company shall be responsible for all costs, liabilities and expenses (including court costs and reasonable attorneys' fees) incurred in connection with the satisfaction or waiver of any Restriction pursuant to Section 6.5.

          6.7   Headings: References: Interpretation.  All Article and Section
                ------------------------------------
headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words "hereof," "herein" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including, without limitation, all Schedules and Exhibits attached hereto, and not to any particular provision of this Agreement. All references herein to Articles, Sections, Schedules and Exhibits shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement and the Schedules and Exhibits attached hereto, and all such Schedules and Exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word "including" following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as "without limitation," "but not limited to," or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

          6.8   Successors and Assigns.  The Agreement shall be binding upon and
                ----------------------
inure to the benefit of the parties signatory hereto and their respective successors and assigns.

          6.9   No Third Party Rights.  The provisions of this Agreement are
                ---------------------
intended to bind the parties signatory hereto as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

          6.10  Counterparts.  This Agreement may be executed in any number of
                ------------
counterparts, all of which together shall constitute one agreement binding on the parties hereto.

          6.11  Governing Law.  This Agreement shall be governed by, and
                -------------
construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed wholly within such state without giving effect to conflict of law principles thereof, except to the extent that it is mandatory that the law of some other jurisdiction, wherein the assets are located, shall apply.

          6.12  Severability.  If any of the provisions of this Agreement are
                ------------
held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the parties as expressed in this Agreement at the time of execution of this Agreement.

          6.13  Deed; Bill of Sale; Assignment.  To the extent required by
                ------------------------------
applicable law, this Agreement shall also constitute a "deed," "bill of sale" or "assignment" of the Assets.

          6.14  Amendment or Modification.  This Agreement may be amended or
                -------------------------
modified from time to time only by the written agreement of all the parties hereto.

          6.15  Integration.  This Agreement supersedes all previous
                -----------
understandings or agreements between the parties, whether oral or written, with respect to its subject matter. This document is an integrated agreement which contains the entire understanding of the parties. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the parties hereto after the date of this Agreement.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

                              U.S. TIMBERLANDS COMPANY, L.P.,
                                a Delaware limited partnership


                              By: U.S. Timberlands Services Company, L.L.C.
                                  (formerly known as New Services, L.L.C.)
                                  as General Partner


                                  By:__________________________
                                  Name:________________________
                                  Title:_______________________



                              U.S. TIMBERLANDS MANAGEMENT
                              COMPANY, L.L.C., (formerly known as
                              U.S. Timberlands Services Company L.L.C.),
                                a Delaware limited liability company


                              By:__________________________
                              Name:________________________
                              Title:_______________________



                              U.S. TIMBERLANDS KLAMATH,
                              FALLS, L.L.C.,
                                a Delaware limited liability company


                              By:__________________________
                              Name:________________________
                              Title:_______________________

                              U.S. TIMBERLANDS HOLDINGS, L.L.C.,
                                    a Delaware limited liability company


                              By:__________________________
                              Name:________________________
                              Title:_______________________


                              U.S. TIMBERLANDS SERVICES
                              COMPANY, L.L.C. (formerly known as
                              New Services, L.L.C.),
                               a Delaware limited liability company


                              By:__________________________
                              Name:________________________
                              Title:_______________________



                              RUDEY TIMBER COMPANY, L.L.C.,
                               a Delaware limited liability company


                              By:__________________________
                              Name:________________________
                              Title:_______________________

                                  SCHEDULE I

                        Excluded General Partner Assets
                        -------------------------------



1. All computers, monitors, copiers, printers, fax machines, typewriters, computer software, furniture and other office equipment and machinery.


2.   Employee Benefits.

                                  SCHEDULE II


                              Excluded Liabilities
                              --------------------



1. All of the liabilities of the General Partner to the extent that such liabilities relate solely to the Excluded General Partner Assets.


2. All federal state and local income tax liabilities attributable to the operations of the General Partner Assets prior to the Effective Time, including any such income tax liabilities that may result from the consummation of the transactions contemplated by this Agreement.

                                  SCHEDULE III


                       Excluded Old Services Liabilities
                       ---------------------------------



1. All federal state and local income tax liabilities attributable to the operations of the Old Services Assets prior to the Effective Time, including any such income tax liabilities that may result from the consummation of the transactions contemplated by this Agreement.


2. The obligation of Old Services to distribute the Excluded Old Services Assets to John Stephens.